UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 1, 2004


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      000-19480                 58-1651222
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia               30004
(Address of principal executive offices)                           (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

(b) and (d) John W. Danaher, M.D., has been elected to the Board of Directors of
            Per-Se Technologies, Inc. effective as of December 1, 2004, to fill a vacancy resulting from an increase in the size of the Board. He has been elected for a term ending on the date of Per-Se's 2005 Annual Meeting. The Board of Directors has determined that Dr. Danaher is an independent director within the meaning of NASD Rule 4200(a)(15), and he has also been elected to the Compensation, Compliance and Governance Committees of the Board. There were no arrangements or understandings between Dr. Danaher and any other person pursuant to which he was selected as a director, and there are and have been no transactions, either since the beginning of Per-Se's last fiscal year or currently proposed, regarding Dr. Danaher that are required to be disclosed by Item 404(a) of Regulation S-K.

            Stephen A. George, M.D., and David R. Holbrooke, M.D., both of whom are currently members of the Board of Directors of Per-Se Technologies, Inc., have informed Per-Se that they do not intend to stand for re-election at Per-Se's 2005 Annual Meeting.

            A copy of the press release announcing Dr. Danaher's election and the intention of Drs. George and Holbrooke not to stand for re-election is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibit 99.1 - Press Release dated December 3, 2004.


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2004

                                                  PER-SE TECHNOLOGIES, INC.


                                                  By: /s/ CHRIS E. PERKINS
                                                     ---------------------------
                                                     Chris E. Perkins
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.       Description
              ---       -----------

             99.1       Press Release dated December 3, 2004.